                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                         OF THE SECURITIES  ACT OF 1934



Date of Report (Date of Earliest Event Reported) October 30, 1996
                                                 ----------------



                          TREASURY INTERNATIONAL, INC.
-------------------------------------------------------------------------------
             (exact name of Registrant as specified in its charter)



            DELAWARE                      0-28514             98-0160284
---------------------------------    ---------------    ----------------------
  (State or other jurisdiction          Commission         (I.R.S. Employer
of incorporation or organization)        File No.       identification number)




               7040 Tranmere Drive, Mississauga, Ontario  L5S-1L9
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  905-673-1700
                                                    ---------------

                                       N/A
-------------------------------------------------------------------------------
           Former name or former address, if changed since last report


Page 1 of 11.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     At the time it filed its current report on Form 8-K relating to its October 30, 1996 acquisition of Megatran Investments Ltd., Treasury International, Inc. ("Registrant") found that it was impracticable to provide the annual financial statements for the acquiree required to be provided pursuant to General Instruction C.3 to Form 8-K and, pursuant to Item 7(a)(4) of Form 8-K, agreed to file said financial statements within 60 days after the related 8-K report must be filed. This amendment is being filed to provide the required financial statements, as follows:

     MEGATRAN INVESTMENTS LTD.

     Accountant's Report

     Consolidated balance sheet at
       December 31, 1995

     Consolidated statement of retained
       earnings for the years ended
       December 31, 1995 and 1994

     Consolidated statement of income
       for the years ended December 31,
       1995 and 1994

     Consolidated statement of changes
       in financial position for the
       years ended December 31, 1995
       and 1994

     Notes to consolidated financial
       statements

To the Shareholders of
    Megatran Investments Ltd.


We have audited the consolidated balance sheet of Megatran Investments Ltd. as at December 31, 1995 and the consolidated statements of income, retained earnings and changes in financial position for the years ended December 31, 1995 and 1994. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1995 and the results of its operations and changes in its financial position for the years ended December 31, 1995 and 1994 in accordance with generally accepted accounting principles.


Concord, Ontario                        Rosenberg Smith & Partners
December 27, 1996                             Chartered Accountants

                            MEGATRAN INVESTMENTS LTD.
                    (Incorporated under the laws of Ontario)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1995
-------------------------------------------------------------------------------

                                                      1995              1994
                                                      ----              -----
                                                      CDN$              CDN$
                                     ASSETS

CURRENT
     Accounts receivable                           1,190,451            879,534
     Inventory                                       756,111            517,735
     Prepaid and sundry                               93,446             78,275
                                                  -----------------------------
                                                   2,040,008          1,475,544

CAPITAL (Note 2)                                   1,117,989          1,248,864
                                                  -----------------------------
                                                   3,157,997          2,724,408

                                   LIABILITIES

CURRENT
     Bank indebtedness (Note 3)                      643,485            373,555
     Accounts payable                              1,043,658            942,646
     Income taxes payable                              8,676             22,348
                                                  -----------------------------
                                                   1,695,819          1,338,549

LONG-TERM
     Loans payable (Note 4)                          144,000            168,000

DEFERRED INCOME TAXES                                 82,500             89,500
                                                  -----------------------------
                                                   1,922,319          1,596,049
                                                  -----------------------------
                              SHAREHOLDER'S EQUITY

STATED CAPITAL (Note 5)                                  240                240

RETAINED EARNINGS                                  1,235,438          1,128,119
                                                  -----------------------------
                                                   1,235,678          1,128,359
                                                  -----------------------------
                                                   3,157,997          2,724,408

                             See accompanying notes.

                            MEGATRAN INVESTMENTS LTD.

                   CONSOLIDATED STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------
                                                     1995               1994
                                                     ----               ----
                                                     CDN$               CDN$


RETAINED EARNINGS, beginning of year               1,128,119          1,010,179

     Net income                                      107,319            117,940
                                                  ----------          ---------
RETAINED EARNINGS, end of year                     1,235,438          1,128,119






                             See accompanying notes.

                            MEGATRAN INVESTMENTS LTD.

                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------



                                                                                              TOTAL
                                                                      Sub-
                                                    Regular         Contract        1995                1994
                                                    -------         --------        ----                -----
                                                     CDN$            CDN$           CDN$                CDN$

SALES                                              7,043,128        473,255      7,516,383           6,644,128
                                                  ----------     ----------     ----------          ----------
COST OF GOODS SOLD
     Inventory of finished goods,
        beginning of year                            265,800              -        265,800             170,506
     Cost of goods manufactured
        or sub-contracted                          5,292,300        397,305      5,689,605           4,807,607
                                                  ----------     ----------     ----------          ----------

                                                   5,558,100        397,305      5,955,405           4,978,113
     Inventory of finished goods,
        end of year                                  329,604              -        329,604             265,800
                                                  ----------     ----------     ----------          ----------

                                                   5,228,496        397,305      5,625,801           4,712,313
                                                  ----------     ----------     ----------          ----------

GROSS PROFIT                                       1,814,632         75,950      1,890,582           1,931,815
                                                  ----------     ----------     ----------          ----------

OPERATING EXPENSES
     General and administrative                                                    292,294             272,270
     Selling and delivery                                                          290,768             418,667
     Warehouse and factory                                                         862,450             770,278
                                                                                ----------          ----------
                                                                                 1,445,512           1,461,215
                                                                                ----------          ----------

INCOME before undernoted items, amortization
         and income taxes                                                          445,070             470,600
                                                                                ----------          ----------

     Financial                                                                      48,921              45,746
                                                                                ----------          ----------
     Loss on disposal of equipment                                                       -              13,507
                                                                                ----------          ----------
                                                                                    48,921              59,253

INCOME before amortization and income taxes                                        396,149             411,347
  Amortization                                                                     262,648             255,409
                                                                                ----------          ----------

INCOME before income taxes                                                         133,501             155,938
                                                                                ----------          ----------
  Income taxes (recovered), current                                                 33,182              37,998
        deferred                                                                    (7,000)                  -
                                                                                ----------          ----------
                                                                                    26,182              37,998
                                                                                ----------          ----------

NET INCOME                                                                         107,319             117,940


                            See accompanying notes.

                            MEGATRAN INVESTMENTS LTD.

             CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

                          YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------
                                                         1995           1994
                                                         ----           ----
                                                         CDN$           CDN$

CASH PROVIDED BY (USED FOR):

OPERATING

   Net income                                           107,319        117,940
   Items not affecting cash
      Amortization                                      262,648        255,409
      Loss on disposal of equipment                           -         13,507
      Deferred income taxes                              (7,000)             -
                                                     -----------     ---------

                                                        362,967        386,856
   Change in non-cash working capital
      balances related to operations                   (477,124)      (122,837)
                                                     -----------     ----------

                                                       (114,157)       264,019

FINANCING

   Decrease in loans payable                            (24,000)       (83,600)

INVESTING

   Purchase of capital assets                          (131,773)      (440,746)
                                                     -----------     ----------

DECREASE IN CASH                                       (269,930)      (260,327)

BANK INDEBTEDNESS, beginning of year                   (373,555)      (113,228)
                                                     -----------     ----------

BANK INDEBTEDNESS, end of year                         (643,485)      (373,555)



                             See accompanying notes.

                            MEGATRAN INVESTMENTS LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1995
-------------------------------------------------------------------------------

1.  ACCOUNTING POLICIES:

    (a)   Inventory:

          Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

    (b)   Amortization:

          Amortization is provided over the estimated useful lives of the capital assets using the following annual rates and methods:

          Machinery and equipment  20% declining balance
          Office equipment         20% declining balance
          Leasehold improvements   Straight line over term of lease

          Half rates are used in the year of acquisition.


     (c)  Capitalization of small tools:

          It is the company's policy to capitalize small tools in excess of $200 each.

     (d)  Foreign currency transactions:

          These transactions are translated as follows: current balance sheet items at the exchange rate in effect at the balance sheet date; other balance sheet items at the historical rates of exchange; revenue and expenses at the monthly average rate of exchange during the year. The resulting exchange gains and losses are included in income.


2.   CAPITAL ASSETS:


                                                                                     1995               1994
                                                            Accumulated            Net Book           Net Book
                                            Cost           Amortization             Value               Value
                                         ---------         ------------            --------          ---------
                                            CDN$                CDN$                CDN$                CDN$
Machinery and equipment                  3,155,562           2,122,243           1,033,319           1,202,032
Office equipment                           117,870              37,983              79,887              43,210
Leasehold improvements                       5,783               1,000               4,783               3,622
                                        ----------          ----------          ----------          ----------

                                         3,279,215           2,161,226           1,117,989           1,248,864


                            MEGATRAN INVESTMENTS LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1995
-------------------------------------------------------------------------------

3.   BANK INDEBTEDNESS:

     The bank indebtedness is secured by a registered general assignment of book debts, general security agreement, postponement of claims of the shareholders, assignment of fire insurance and assignment of life insurance of one of the shareholders.


4.   LOANS PAYABLE:

     The loans payable bear interest at 9% per annum. Included in accounts payable is $8,640 of accrued interest on these loans.


5.   STATED CAPITAL:
                                                           1995        1994
                                                           ----        ----
                                                           CDN$        CDN$

     ISSUED
               Class "A" shares, non-cumulative,
               non-voting, preference shares

               Class "B" shares, non-cumulative,
               non-voting, preference shares

       240     Common shares                               240          240


6.   LEASE COMMITMENTS:

     The minimum rentals payable under long-term operating leases, exclusive of certain operating costs for which the company is responsible, are approximately as follows:

                                                           CDN$

          1996                                            212,954
          1997                                            216,757
          1998                                            216,757
          1999                                            216,757
          2000 and subsequent until expiry                216,757
                                                        ---------
                                                        1,079,982

                            MEGATRAN INVESTMENTS LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1995
-------------------------------------------------------------------------------

7.        CONTINGENT LIABILITIES:

          The company is contingently liable for letters of credit issued in the normal course of business, in the amount of $15,500.


8.        INCOME TAXES:

          The company has unamortized capital cost available to be claimed against future years income as follows:

                             CDN$

          Class 43          315,599               (30% declining balance)
          Class 39          343,740               (25% declining balance)
          Class 13            4,985               (Straight line over 5 years)
          Class 12            1,074               (100% declining balance)
          Class  8           94,584               (20% declining balance)
                         ----------
                            759,982


9.   RELATED PARTY TRANSACTION:

     The company pays rent to a corporation under common ownership.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 10, 1997                TREASURY INTERNATIONAL, INC.



                                        By: James Hal
                                            -----------------------------------
                                            James Hal, President